SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 23, 2019
Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)
346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)	41501 (zip code)
Registrant’s telephone number, including area code (606) 432-1414

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

Community Trust Bancorp, Inc.’s Annual Meeting of Shareholders was held on April 23, 2019.  The following items were approved:

1) Election of the following members to CTBI’s Board of Directors for the ensuing year:

Nominee	For	Withheld
Charles J. Baird	11,896,996	152,065
Nick Carter	11,891,553	157,508
Franklin H. Farris, Jr.	11,950,868	98,193
Jean R. Hale	11,577,687	471,374
James McGhee II	11,738,346	310,715
M. Lynn Parrish	11,283,955	765,106
Anthony W. St. Charles	11,946,572	102,489

2) Ratification of CTBI’s independent registered public accounting firm, BKD, LLP, for 2019:

For	Against	Abstained
14,273,372	107,047	56,894

3) The advisory (nonbinding) resolution relating to executive compensation:

For	Against	Abstained
11,524,644	416,356	108,061

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Date:	April 24, 2019	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer